SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
June 17, 2011

GLOBECOMM SYSTEMS INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
DELAWARE
(STATE OR OTHER JURISDICTION OF INCORPORATION)

000-22839 (COMMISSION FILE NUMBER)	11-3225567 (I.R.S. EMPLOYER IDENTIFICATION NO.)
45 Oser Avenue
Hauppauge, New York 11788
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
(631) 231-9800
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)
Not Applicable
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
On June 17, 2011, Globecomm Systems Inc. (the “ Company”) entered into Amendment No. 1 (the “Amendment”) to the Acquisition Agreement, dated March 5, 2010 with Satellite Telecom Holdings Limited (formerly Carrier to Carrier Telecom Holdings Limited), Globecomm Holdings B.V. and Evolution Communications Limited (formerly Globecomm (BVI) Ltd.). The Amendment revised the remaining earn-out obligation with respect to the Company’s previously announced acquisition of Carrier to Carrier Telecom B.V. and Evolution Communications Limited.
The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment, which is filed herewith as Exhibit 99.1 to this Current Report on Form 8-K (the “8-K”) and is incorporated herein by reference. A copy of the press release issued by the Company on June 17, 2011 announcing the Amendment is filed herewith as Exhibit 99.2 to the 8-K and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(d)

Exhibit Number	Description
99.1	Amendment No. 1 to Acquisition Agreement, dated June 17, 2011, by and among Globecomm Systems Inc., Satellite Telecom Holdings Limited, Globecomm Holdings B.V. and Evolution Communications Limited.

99.2	Press Release, dated June 17, 2011, entitled Globecomm Systems Reports Settlement of C2C/Evocomm Earn-Out.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBECOMM SYSTEMS INC. (Registrant)
By:	/s/ Andrew C. Melfi
	Name:	Andrew C. Melfi
	Title:	Senior Vice President, Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)

Dated: June 17, 2011